SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): SEPTEMBER 3, 2004

                       Sports Arenas, Inc.
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      (Exact name of registrant as specified in its charter)

            Delaware                     0-2380             13-1944249
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(State or  other  jurisdiction       (Commission       (IRS Employer
     of incorporation)                 File Number)     Identification No.)


    7415 Carroll Road, Suite C, San Diego, CA             92121
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  (Address of principal executive offices)              (Zip Code)


Registrant's telephone number, including area code: (858) 408-0364

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filng obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under Securities Act (17 CFR
     230.425

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                    FORM 8-K
                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                         of the Securities Act of 1934



Item 1.01. Entry into a Material Definitive Agreement.

On September 2, 2004, Sports Arenas, Inc. ("SAI") and Harold S. Elkan ("Elkan") entered into the Stock Restriction Agreement ("Agreement") , with an effective date of June 30, 2004 pursuant to, and as contemplated by, the Debt Payment and Compensation Agreement which was entered into on June 30, 2004 and previously reported on Form 8-K filed July 6, 2004. Elkan is Chief Executive Officer, a director and chairman of the board of SAI, and beneficial owner of 50.01% of SAI's outstanding common stock. The Agreement applies to the 5,441,734 of shares of SAI common stock ("Restricted Shares") issued to Elkan pursuant to the Debt Payment and Compensation Agreement as extra compensation in recognition of guarantees Elkan has provided to subsidiaries of SAI. The Agreement provides for, among other things:

     (a) Restrictions on Elkan's ability to transfer the Restricted Shares for five years;

     (b) Elkan's forfeiture to SAI of the Restricted Shares in certain circumstances, including if there occurs an event of default, if Elkan is terminated with cause, or if the net fair market value of SAI's assets shall have failed to increase by at least 2.5 percent per annum, compounded annually, over the period between the effective date of the Agreement and the 90th day prior to the fifth anniversary of such effective date;

     (c) SAI's right to purchase any or all of the Restricted Shares from Elkan at $.05936 per share in limited circumstances; and

     (d) the grant of certain anti-dilution and piggyback registration rights to Elkan as set forth in the Agreement.

The foregoing summary of the Agreement is qualified in its entirety by this reference to the Agreement, a copy of which is attached to this Report as
Exhibit 99.1.


Item 9.01. Financial Statements and Exhibits.

         (c)  Exhibits

         Exhibit 99.1- Stock Restriction Agreement

                                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: September 3, 2004                    Sports Arenas, Inc.
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                                          By: /s/ Harold S. Elkan
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                                                  Harold S. Elkan, President